Exhibit 99.6
Execution Copy
Chicago Bridge & Iron Company N.V.,
and
Chicago Bridge & Iron Company (Delaware),
CBI Services, Inc.,
CB&I Constructors, Inc.,
and
CB&I Tyler Company,
as Co-Obligors
Bank of America, N.A.,
as Administrative Agent
Bank of America, N.A.,
as a Letter of Credit Issuer
JPMorgan Chase Bank, N.A.,
as a Letter of Credit Issuer and Joint Book Manager
and
The Lenders
First Amendment to the Agreements
Dated as of November 9, 2007
Re:
$50,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006
$100,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006
$125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006

Chicago Bridge & Iron Company N.V.
c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
First Amendment to the Agreements
Dated as of November 9, 2007
Re: 50,000,000 Letter of Credit and Term Loan Agreement dated as of
November 6, 2006
100,000,000 Letter of Credit and Term Loan Agreement dated as of
November 6, 2006
and
125,000,000 Letter of Credit and Term Loan Agreement dated as of
November 6, 2006
To the Lenders named in
Schedules I, II, and III hereto which are also
signatories to this First Amendment
to the Agreements (this “First Amendment to
the Agreements”).
Ladies and Gentlemen:
     Reference is made to (i) the $50,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “$50,000,000 Agreement”), (ii) the $100,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “$100,000,000 Agreement”) and (iii) the $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “$125,000,000 Agreement,” and, collectively with the $50,000,000 Agreement and the $100,000,000 Agreement, the “Agreements”) each of which are by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), on behalf of itself and as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each of the foregoing being a Wholly-Owned Subsidiary of the Company and hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., as issuers of letters of credit (each an “L/C Issuer” and collectively, the “L/C Issuers”), the financial institutions having a Credit-Linked Deposit set forth opposite their names in Schedule I, II or III thereto, as applicable, under the heading “Credit-Linked Deposit” (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings set forth in the Agreements.

        The Company and the Co-Obligors have requested certain amendments to the Agreements and hereby agree with you as follows:
Article 1.
Amendment of the Agreements
     Section 1.1. Amendment of Section 1.01 (Defined Terms). Section 1.01 of the Agreements shall be amended by the addition of a new definition which shall read as set forth below:
“‘Term Loan Agreement’ means that certain Term Loan Agreement, executed on or prior to December 31, 2007, by and among the Company, the Subsidiaries of the Company parties thereto as “Borrowers”, JPMorgan Chase Bank, National Association, as “Administrative Agent” thereunder, and the lenders party thereto, as amended, restated, supplemented or otherwise modified from time to time.”
     Section 1.2. Amendment of Section 1.01 (Defined Terms). Section 1.01 of the Agreements shall be amended by the deletion of the definition of “Net Income” in its entirety. Each reference to the term “Net Income” in the Agreements shall be replaced with the term “Consolidated Net Income”.
     Section 1.3. Amendment of Section 7.10 (Permitted Investments). Section 7.10(c) of the Agreements shall be and is hereby amended in its entirety to read as set forth below:
“(c) Investments in (i) Subsidiaries or in a Person that, as a result thereof, becomes a Subsidiary; and (ii) joint ventures (other than Subsidiaries) and non consolidated Subsidiaries in an aggregate amount not to exceed $150,000,000; and”
     Section 1.4. Amendment of Section 7.11 (Indebtedness of Subsidiaries). (a) Sections 7.11 (d) and (h) of the Agreements shall be amended in their entirety to read as set forth below:
     “(d) Indebtedness under the Credit Agreement and the Term Loan Agreement in a principal amount not to exceed $200,000,000 in the case of the Term Loan Agreement outstanding from time to time;
****
     (h) (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Contingent Obligations of the Company and its

Subsidiaries identified as such on Schedule 7.11(h) to this Agreement; (iii) Contingent Obligations (x) incurred by any Subsidiary of the Company to support the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) of any other Subsidiary of the Company or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly-owned Subsidiary of the Company) in which such Subsidiary has a joint venture interest or other ownership interest, in each case in the ordinary course of business, and in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000, (y) incurred by any Subsidiary of the Company under the Term Loan Agreement or the Credit Agreement, or (z) with respect to surety, appeal and performance bonds and Performance Letters of Credit obtained by the Company or any Subsidiary or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly-owned Subsidiary of the Company) in which such Subsidiary has a joint venture interest or other ownership interest, in each case in the ordinary course of business; provided that in the case of bonds or Performance Letters of Credit obtained in respect of joint ventures or other ownership interest the aggregate amount of the Contingent Obligations in respect thereof shall not exceed $30,000,000; and (iv) Contingent Obligations of the Subsidiary Guarantors under the Subsidiary Guaranty; and”
     (b) Section 7.11(i) of the Agreements shall be amended by deleting the reference to clause “(g)” therein and substituting clause “(h)” in lieu thereof and by deleting the reference to “Section 7.11(h)” in clause (ii) thereof and substituting “Section 7.11(i)” in lieu thereof.
   Section 1.5. Amendment of Section 7.12 (Subsidiary Guaranties). (a) Section 7.12 of the Agreements shall be amended in its entirety to read as set forth below:
“7.12 Subsidiary Guaranties. The Company will not permit any Subsidiary to (i) become a borrower or obligor under the Credit Agreement, the Term Loan Agreement or the Existing Note Purchase Agreement, (ii) become a guarantor of Indebtedness owed to banks or noteholders under the Credit Agreement, the Term Loan Agreement or the Existing Note Purchase Agreement or (iii) directly or indirectly guarantee any Indebtedness or other obligations of the Company or any Co-Obligor or Chicago Bridge & Iron Company B.V. unless, in each case, such Subsidiary is, or concurrently therewith becomes, a party to the Subsidiary Guaranty.”

Article 2.
Representations and Warranties.
     The Company and the Co-Obligors represent and warrant that as of the date hereof and after giving effect hereto:
     (a) No Default or Event of Default exists under any of the Agreements;
     (b) Neither the Company nor the Co-Obligors have paid any amendment fees in connection with the solicitation of this First Amendment to the Agreements nor in connection with the amendments of other material agreements pursuant to which Debt of the Company or the Co-Obligors is outstanding which relate to the subject matter of this First Amendment to the Agreements (excluding any and all fees paid directly or indirectly in connection with the increase in the commitments under the Credit Agreement or the issuance of commitments under the Term Loan Agreement);
     (c) The execution and delivery of this First Amendment to the Agreements by the Company and each Co-Obligor and compliance by the Company and each Co-Obligor with all of the provisions of the Agreements, as amended hereby:
     (i) is within the corporate powers of the Company and each Co-Obligor; and
     (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company and such Co-Obligor or any indenture or other agreement or instrument to which the Company and such Co-Obligor is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of the Company and such Co-Obligor;
     (d) The execution and delivery of this First Amendment to the Agreements has been duly authorized by all proper corporate action on the part of the Company and each Co-Obligor; and this First Amendment to the Agreements has been duly executed and delivered by the Company and each Co-Obligor, and the Agreements, each as amended by this First Amendment to the Agreements, constitutes the legal, valid and binding obligations, contracts and agreements of the Company and each Co-Obligor enforceable in accordance with their terms.

Article 3.
Miscellaneous.
     Section 3.1. References to the Agreement. References in each Agreement or in any certificate, instrument or other document to such Agreement shall be deemed to be references to such Agreement as amended hereby and as further amended from time to time without making specific reference to this First Amendment to the Agreements or any such other amendment.
     Section 3.2. Effect of Amendment; Acknowledgment of Parties. Except as expressly amended hereby, the Company and the Co-Obligors agree that the Agreements and all other documents and agreements executed by the Company and each such Co-Obligor in connection with the Agreements in favor of the Lenders are ratified and confirmed and shall remain in full force and effect.
     Section 3.3. Successors and Assigns. This First Amendment to the Agreements shall be binding upon the Company and each Co-Obligor and its successors and assigns and shall inure to the benefit of the Lenders and to the benefit of the Lenders’ successors and assigns.
     Section 3.4. Requisite Approval; Expenses.  This First Amendment to the Agreements shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Required Lenders and the Company or the applicable Credit Party shall have executed this First Amendment to the Agreements, (b) the Administrative Agent shall acknowledge this First Amendment to the Agreements, (c) the Subsidiary Guarantors shall have executed and delivered an Acknowledgment and Consent, in respect of the Subsidiary Guaranty, in the form attached hereto as Exhibit A, (d) the Lenders shall have received a duly executed copy of the Amendment No. 1 and Consent to the Second Amended and Restated Credit Agreement, in a form and substance reasonably satisfactory to the Lenders, and (e) the Company and the Co-Obligors shall have paid all reasonable out-of-pocket expenses incurred by each Lender in connection with the consummation of the transactions contemplated by this First Amendment to the Agreements, including, without limitation, the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this First Amendment to the Agreements.
     Section 3.5. Counterparts. This First Amendment to the Agreements may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.
     Section 3.6. Governing Law. This First Amendment to the Agreements shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
[Signature Pages Follow]

     In Witness Whereof, the Company has executed this First Amendment to the Agreements as of the day and year first above written.

Chicago Bridge & Iron Company N.V., as Co-Obligors’ Agent and in its individual capacity

By:	Chicago Bridge & Iron Company B.V., as its Managing Director

By:	/s/ Ronald A. Ballschmiede

Name:	Ronald A. Ballschmiede
Title:	Managing Director

     In Witness Whereof, the Co-Obligors have executed this First Amendment to the Agreements as of the day and year first above written.

Chicago Bridge & Iron Company (Delaware)

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Treasurer

CBI Services, Inc.

By:	/s/ Terrence G. Browne

Name:	Terrence G. Browne
Title:	Treasurer

CB&I Constructors, Inc.

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Treasurer

CB&I Tyler Company

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Treasurer

     In Witness Whereof, the Lenders under the $50,000,000 Agreement, as named on Schedule I, have executed this First Amendment to the Agreements as of the day and year first above written.

Sun Life Assurance Company of Canada

By:	/s/ Deborah J. Foss

Name:	Deborah J. Foss
Title:	Managing Director, Head of Private Debt, Private Fixed Income

By:	/s/ Michael G. Berrian

Name:	Michael G. Berrian
Title:	Senior Director, Private Fixed Income

Sun Life Assurance Company of Canada (U.S.)

By:	/s/ John T. Donnelly

Name:	John T. Donnelly
Title:	Senior Managing Director and Manager

By:	/s/ Leo D. Saraceno

Name:	Leo D. Saraceno
Title:	Senior Managing Director, Head of North American Equities

Sun Life Insurance and Annuity Company of New York

By:	/s/ John T. Donnelly

Name:	John T. Donnelly
Title:	Senior Managing Director and Manager

By:	/s/ Leo D. Saraceno

Name:	Leo D. Saraceno
Title:	Senior Managing Director, Head of North American Equities

     In Witness Whereof, the Lenders under the $100,000,000 Agreement, as named on Schedule II, have executed this First Amendment to the Agreements as of the day and year first above written.

Metropolitan Life Insurance Company

By:	/s/ Judith A. Gulotta

Name:	Judith A. Gulotta
Title:	Managing Director

Allstate Life Insurance Company

By:	/s/ Robert B. Bodett

Name:	Robert B. Bodett
Title:	Authorized Signatory

By:	/s/ David Walsh

Name:	David Walsh
Title:	Authorized Signatory

Phoenix Life Insurance Company

By:	/s/ John H. Beers

Name:	John H. Beers
Title:	Vice President

     In Witness Whereof, the Lenders under the $125,000,000 Agreement, as named on Schedule III, have executed this First Amendment to the Agreements as of the day and year first above written.

The Lincoln National Life Insurance Company, successor by merger to Jefferson Pilot Financial Insurance Company

By:	Delaware Investment Advisers, a Series of Delaware Management Business Trust, Attorney-In-Fact

By:	/s/ Jayson Bronchetti

Name:	Jayson Bronchetti
Title:	Assistant Vice President

The Lincoln National Life Insurance Company, successor by merger to Jefferson-Pilot Life Insurance Company

By:	Delaware Investment Advisers, a Series of Delaware Management Business Trust, Attorney-In-Fact

By:	/s/ Jayson Bronchetti

Name:	Jayson Bronchetti
Title:	Assistant Vice President

Transamerica Occidental Life Insurance Company

By:	/s/ Bill Henricksen

Name:	Bill Henricksen
Title:	Vice President

Hartford Life Insurance Company

By:	Hartford Investment Management Company, its Agent and Attorney-in-Fact

By:	/s/ Matthew J. Poznar

Name:	Matthew J. Poznar
Title:	Vice President

Pacific Life Insurance Company (Nominee Mac & Co)

By:	/s/ Diane W. Dales

Name:	Diane W. Dales
Title:	Assistant Vice President

By:	/s/ Peter S. Fiek

Name:	Peter S. Fiek
Title:	Assistant Secretary

     This First Amendment to the Agreements is acknowledged as of the day and year first above written.

Bank of America, N.A., as Administrative Agent

By:	/s/ Dora A. Brown

Name:	Dora A. Brown
Title:	Vice President

Lenders

		Credit-Linked
Lenders under the $50,000,000 Agreement	Series	Deposit
Sun Capital Advisors	A	$50,000,000
(Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) & Sun Life Insurance and Annuity Company of New York)

Total		$50,000,000

Schedule I
(to First Amendment to the Agreements)

Lenders

Lenders under the $100,000,000		Credit-Linked
Agreement	Series	Deposit
Metropolitan Life Insurance Company	B	$50,000,000

Allstate Life Insurance Company	B	$35,000,000

Phoenix Life Insurance Company	B	$15,000,000

Total		$100,000,000

Schedule II
(to First Amendment to the Agreements)

Lenders

Lenders under the $125,000,000		Credit-Linked
Agreement	Series	Deposit
Delaware Investments	C	45,000,000
(The Lincoln National Life Insurance Company, successor by merger to Jefferson Pilot Financial Insurance Company & Jefferson-Pilot Life Insurance Company)

Hartford Life Insurance Company	C	25,000,000

Transamerica Occidental Life	C	35,000,000

Pacific Life Insurance Company (Nominee Mac & Co)	C	20,000,000

Total		$125,000,000

Schedule III
(to First Amendment to the Agreements)

Acknowledgment and Consent
of
Subsidiary Guaranty
     This Acknowledgment and Consent (this “Acknowledgment and Consent”), dated as of November 9, 2007, is being delivered by each of the undersigned (each, hereinafter individually referred to as a “Subsidiary Guarantor” and collectively referred to as the “Subsidiary Guarantors”) in respect of those certain Subsidiary Guaranties each dated as of November 6, 2006 and in connection with that certain First Amendment to the Agreements (the “First Amendment to the Agreements”), effective as of even date herewith, among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each individually a “Co-Obligor” and collectively the “Co-Obligors”), and the lenders named in Schedules I, II and III attached thereto (the “Lenders”) in respect of (i) the $50,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “$50,000,000 Agreement”), (ii) the $100,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “$100,000,000 Agreement”) and (iii) the $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “$125,000,000 Agreement,” and collectively with the $50,000,000 Agreement and the $100,000,000 Agreement, the “Agreements”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the First Amendment to the Agreements.
     By executing this Acknowledgment and Consent, as of the date hereof, each of the Subsidiary Guarantors:
     (i) acknowledges receipt of a copy of, and hereby consents to the terms of, the First Amendment to the Agreements;
     (ii) ratifies and confirms each of the Subsidiary Guaranties in all respects;
     (iii) confirms that each of the Subsidiary Guaranties continues unimpaired and in full force and effect; and
     (iv) notwithstanding anything to the contrary which may be contained therein, acknowledges and agrees that (A) each reference to “Letter of Credit and Term Loan Agreement” or “Credit Agreement” in the Subsidiary Guaranties shall mean and refer to the applicable Agreement, as heretofore amended and (B) each reference to a Subsidiary Guarantor shall mean and refer to each of the undersigned.
Exhibit A
(to First Amendment to the Agreement)

     This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.
     In Witness Whereof, each Subsidiary Guarantor has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

Chicago Bridge & Iron Company B.V.,
as Guarantor

By:
Name:
Title:
Address:

Chicago Bridge & Iron Company,
a Delaware corporation, as Guarantor

By:
Name:
Title:
Address:

Chicago Bridge & Iron Company,
an Illinois corporation, as Guarantor

By:
Name:
Title:
Address:

Horton CBI, Limited,
as Guarantor

By:
Name:
Title:
Address:

CBI Venezolana, S.A.,
as Guarantor

By:
Name:
Title:
Address:

CBI Eastern Anstalt,
as Guarantor

By:
Name:
Title:
Address:

CBI Constructors Pty, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

Lealand Finance Company B.V.,
as Guarantor

By:
Name:
Title:
Address:

CB&I (Europe) B.V.,
as Guarantor

By:
Name:
Title:
Address:

Arabian Gulf Material Supply Company, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

Asia Pacific Supply Co.,
as Guarantor

By:
Name:
Title:
Address:

CBI Company Ltd.,
as Guarantor

By:
Name:
Title:
Address:

CBI Construcciones S.A.,
as Guarantor

By:
Name:
Title:
Address:

CBI Constructors Limited,
as Guarantor

By:
Name:
Title:
Address:

CBI Holdings (U.K.) Limited,
as Guarantor

By:
Name:
Title:
Address:

CBI Overseas, Llc,
as Guarantor

By:
Name:
Title:
Address:

Central Trading Company, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

Chicago Bridge & Iron (Antilles) N.V.,
as Guarantor

By:
Name:
Title:
Address:

CMP Holdings B.V.,
as Guarantor

By:
Name:
Title:
Address:

Pacific Rim Material Supply Company, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

Howe-Baker International, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

Howe-Baker Engineers, Ltd.,
as Guarantor, By and through its General partner, Howe-Baker Management, L.L.C.

By:
Name:
Title:
Address:

Howe-Baker Holdings, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

Howe-Baker Management, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

Hbi Holdings, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

Constructors International, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

Matrix Engineering, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

Howe-Baker International Management, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

A&B Builders, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

Matrix Management Services, L.L.C.,
as Guarantor

By:
Name:
Title:
Address:

Southern Tropic Material Supply Company, Ltd.,
as Guarantor

By:
Name:
Title:
Address:

CB&I (Nigeria) Limited,
as Guarantor

By:
Name:
Title:
Address:

Chicago Bridge & Iron (Espana) S.A.,
as Guarantor

By:
Name:
Title:
Address:

CBI (Philippines), Inc.,
as Guarantor

By:
Name:
Title:
Address:

CB&I Uk Limited, as Guarantor

By:
Name:
Title:
Address:

CBI Hungary Holding Limited Liability Company, as Guarantor

By:
Name:
Title:
Address:

CBI Luxembourg S.A.R.L., as Guarantor

By:
Name:
Title:
Address:

CB&I Finance Company Limited, as Guarantor

By:
Name:
Title:
Address:

CBI Americas, Ltd., as Guarantor

By:
Name:
Title:
Address:

CSA Trading Company, Ltd., as Guarantor

By:
Name:
Title:
Address:

CB&I Woodlands L.L.C., as Guarantor

By:
Name:
Title:
Address:

Woodlands International Insurance Company Limited, as Guarantor

By:
Name:
Title:
Address:

Oceanic Contractors, Inc., as Guarantor

By:
Name:
Title:
Address: